Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

 BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of STR Holdings, Inc. (the “Company”), does hereby certify that to my knowledge:

1.              the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.              the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT S. YORGENSEN
Name:	Robert S. Yorgensen
Title:	President and Chief Executive Officer (Principal Executive Officer)

Dated:  August 9, 2012